Exhibit 99.2

To All Gymboree Employees,

I am excited to share with you some positive news for all of us in the Gymboree Family.

We have just announced that the Board of Directors has approved the sale of Gymboree to Bain Capital, a transaction that will take the Company private. Bain Capital is a highly regarded global investment company that seeks out premiere businesses that are well-positioned for long-term growth. Bain Capital’s interest in Gymboree is a compliment to you, and reflects your hard work and dedication, which has helped build Gymboree into the strong company it is today. We believe that this transaction is in the best interest of the Company, franchisees, customers and shareholders. Additionally, as a private company we will have additional flexibility as we continue the pursuit of reaching every mom in America, and moms around the world.

Bain Capital has a proven track record as an investor, and their interest in Gymboree is an endorsement of the progress that we have made together over the past several years, and a vote of confidence in the future of this company. Bain Capital shares our commitment to providing the very best in classes for early childhood development and the very best wholesome fashion for kids. They share our belief that Gymboree and our family of brands can achieve its goal of long-term worldwide growth.

We want all of you to know how much we value the work you do and how much we appreciate how your contributions have helped to make Gymboree the company it is today: a strong global brand with over $1 billion in sales and over 11,000 employees around the world.

A copy of the press release we issued this morning is attached. If your family or friends have questions regarding this announcement, please feel free to share the press release with them. I’m sure that there will be many questions, and as a management team we will do our best to provide timely answers.

We are in the early stages of this process and expect the transaction to close at the end of this year. We will update you on our progress as events warrant. In the meantime, please continue to do exactly what you have been: providing worldwide leadership in early childhood development, and bringing the best clothing for kids to every mom in America and moms around the world.

Thank you for your continued support and dedication to Gymboree.

Sincerely,

/s/ Matt McCauley
Matt McCauley
Chairman and CEO

Notice to Investors

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that affiliates of Bain Capital Partners, LLC intends to file with the Securities and Exchange Commission. At the time the offer is commenced affiliates of Bain Capital Partners, LLC will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by an affiliate of Bain Capital Partners, LLC when available. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting the Company Investor Relations at 500 Howard Street, San Francisco, CA 94105, telephone number 415-278-7933 or investor_relations@gymboree.com.

Additional Information about the Merger and Where to Find It

In connection with the potential merger, the Company would file a proxy statement with the Securities and Exchange Commission. Additionally, the Company would file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by affiliates of Bain Capital Partners, LLC pursuant to the terms of an Agreement and Plan of Merger by and among the Company and affiliates of Bain Capital Partners, LLC. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 500 Howard Street, San Francisco, CA 94105, telephone number 415-278-7933 or investor_relations@gymboree.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2010 annual meeting of stockholders and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the merger when and if it becomes available. Additional information regarding the Company’s executive officers and directors in the solicitation is available by reading the Company’s proxy statement for its 2010 annual meeting of stockholders.

Forward Looking Statements

This document contains forward-looking statements relating to the potential acquisition of The Gymboree Corporation by affiliates of Bain Capital Partners, LLC, including the expected date of closing of the acquisition and the potential benefits of the merger. These are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results of the acquisition could vary materially as a result of a number of factors, including: uncertainties as to how many of The Gymboree Corporation’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause actual results to differ materially include those set forth in the reports that we file from time to time with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended January 30, 2010 and quarterly and current reports on Form 10-Q and 8-K. These forward-looking statements reflect The Gymboree Corporation’s expectations as of the date of this document. The Gymboree Corporation undertakes no obligation to update the information provided herein.